Exhibit 10.2

EXECUTION VERSION

AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This Amendment is dated as of June 9, 2016 (this “Amendment”) and entered into by the undersigned parties to amend, modify and to provide certain acknowledgements of such amendments and modifications to certain provisions in the Second Lien Credit Agreement, dated January 11, 2016 (together with all exhibits and schedules attached thereto, as amended, amended and restated, modified, supplemented, and otherwise in effect, the “Second Lien Credit Agreement”), by and among SunEdison, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Wilmington Savings Fund Society, FSB (as successor to Deutsche Bank AG New York Branch), as Administrative Agent (herein referred to as the “Second Lien Administrative Agent”), and to provide certain acknowledgements from the Lenders required pursuant to the DIP Credit Agreement (defined below). Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Second Lien Credit Agreement.

RECITALS

WHEREAS, on April 21, 2016 (the “Petition Date”), the Borrower filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the “Borrower’s Case”) in the United States Bankruptcy Court for the Southern District of New York (together with any other court having jurisdiction over the Borrower’s Case and the other Chapter 11 Filings or any proceeding therein from time to time, the “Bankruptcy Court”);

WHEREAS, in connection with the Borrower’s Case, the Borrower has entered into certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated April 26, 2016, among the Borrower, the lenders party thereto, and Deutsche Bank AG New York Branch, as the administrative agent (together with all exhibits and schedules attached thereto, as amended, amended and restated, modified, supplemented, and otherwise in effect, the “DIP Credit Agreement”); and

WHEREAS, at the request of the undersigned lenders, constituting the Required Lenders under the Second Lien Credit Agreement, the undersigned parties, in their respective capacities under the Second Lien Credit Agreement, have agreed to amend certain provisions of the Second Lien Credit Agreement as provided for herein, upon terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. DEFINITIONS.

“Chapter 11 Filings” means, collectively, (a) the Borrower’s Case and (b) the jointly administered proceedings of the other Debtors for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

“Debtors” means, collectively, (a) the Borrower, (b) the Borrower’s Subsidiaries that filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court on the

Petition Date and (c) each other Subsidiary of the Borrower that, after the Petition Date, files a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court, the proceeding for which is jointly administered with the Borrower’s Case.

“Post-Petition Intercreditor Arrangement” has the meaning set forth in the DIP Credit Agreement.

SECTION II. AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT.

The Second Lien Credit Agreement is hereby amended as follows:

Section 2.13. Sharing of Payments by Lenders of the Second Lien Credit Agreement is amended by inserting the following text at the end of the last sentence of such section:

“Notwithstanding anything in this Section 2.13, this Section 2.13 shall not apply, or shall not be construed to apply, to any payments made or caused to be made by the Borrower or any Guarantor, or pursuant to any Debtor Relief Laws or related order or proceeding, whether by right of setoff, counterclaim or otherwise, in each case, in respect of (i) any principal of or interest on any of the Term Loans that are exchanged, deemed repaid or otherwise rolled-up as “Tranche B Roll-Up Loans” (as defined in the DIP Credit Agreement) or (ii) any “Tranche B Roll-Up Loans” or other “Tranche B Roll-Up Obligations” (as such terms are defined in the DIP Credit Agreement), in any such case in connection with that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated April 26, 2016, among the Borrower, the Lenders party thereto, and Deutsche Bank AG New York Branch, as the Administrative Agent (together with all exhibits and schedules attached thereto, as amended, amended and restated, modified, supplemented, and otherwise in effect, the “DIP Credit Agreement”).”

SECTION III. AUTHORIZATION PURSUANT TO SECTION 10.24 OF THE DIP CREDIT AGREEMENT.

Pursuant to Section 10.24 of the DIP Credit Agreement, the undersigned Lenders, constituting the Required Lenders, hereby instruct, direct and authorize the Second Lien Administrative Agent and the Prepetition Second Lien Collateral Trustee, as applicable, not to object to the Post-Petition Intercreditor Arrangements and to perform its obligations under the Second Lien Credit Agreement and to execute and deliver any documents or instruments (including any amendments to the Loan Documents) to effectuate the Post-Petition Intercreditor Arrangements.

SECTION IV. CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective and be deemed effective as of the date when the Second Lien Administrative Agent shall have received this Amendment duly executed by the Borrower and the Required Lenders and acknowledged by the Second Lien Administrative Agent.

SECTION V. MISCELLANEOUS.

(a) Compliance with Section 10.01 of the Second Lien Credit Agreement. The Lenders party hereto constitute the Required Lenders in accordance with Section 10.01 of the Second Lien Credit Agreement. Each Lender named on the signature pages hereto authorizes and directs the Second Lien Administrative Agent to acknowledge this Amendment.

(b) Effect on the Second Lien Credit Agreement and the Other Loan Documents. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

(c) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Second Lien Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Second Lien Credit Agreement.

(d) Integration. This Amendment, the Second Lien Credit Agreement and the other Loan Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and thereof and are the final expression and agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof.

(e) Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(f) Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE UNDERSIGNED PARTIES HERETO AND HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(g) Counterparts. This Amendment may be executed in any number of counter-parts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts, in pdf. or electronic form, and may be attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

SUNEDISON, INC., as the Borrower

By:	/s/ Patrick Cook
	Name:	Patrick Cook
Title:Vice-President; Capital Markets and Corporate Finance

[Signature Page to the Amendment to Second Lien Credit Agreement]

Acknowledged:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent Under the Second Lien Credit Agreement

By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

[Signature Page to the Amendment to Second Lien Credit Agreement]

[Signature pages of Lenders on file

with the Borrower and the Second Lien Administrative Agent]

[Signature Page to the Amendment to Second Lien Credit Agreement]